UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 9, 2009

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On June 15, 2009, CMS Energy Corporation ("CMS Energy") issued and sold $172,500,000 principal amount of its 5.50% Convertible Senior Notes due 2029 ("2029 Notes"), pursuant to an effective Shelf Registration Statement on Form S-3 (No. 333-153353) (the "CMS Energy Registration Statement"), a Preliminary Prospectus Supplement dated June 8, 2009 to a Prospectus dated September 5, 2008, an Issuer Free Writing Prospectus that included the final terms of the transaction, a Final Prospectus Supplement dated June 9, 2009 to a Prospectus dated September 5, 2008 and an underwriting agreement among CMS Energy and the underwriters named in that agreement with respect to the 2029 Notes. Concurrently, on June 15, 2009, CMS Energy issued and sold $300,000,000 principal amount of its 8.75% Senior Notes due 2019 ("2019 Notes"), pursuant to the CMS Energy Registration Statement, a Preliminary Prospectus Supplement dated June 8, 2009 to a Prospectus dated September 5, 2008, an Issuer Free Writing Prospectus that included the final terms of the transaction, a Final Prospectus Supplement dated June 9, 2009 to a Prospectus dated September 5, 2008 and an underwriting agreement among CMS Energy and the underwriters named in that agreement with respect to the 2019 Notes. CMS Energy intends to use the net proceeds from the offerings for the retirement of existing indebtedness (including approximately $115 million of the net proceeds from the offering of the 2029 Notes to repurchase, at a discount, a substantial portion of the outstanding principal amount of the convertible subordinated debentures underlying the 7.75% Convertible Quarterly Income Preferred Securities of CMS Energy Trust I, a Delaware trust for which CMS Energy is the sponsor and guarantor) and for general corporate purposes.

This Current Report on Form 8-K is being filed to file certain documents in connection with the offerings as exhibits to the CMS Energy Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1 Underwriting Agreement dated June 9, 2009 among CMS Energy and Barclays Capital Inc., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Wachovia Capital Markets, LLC, as underwriters.

1.2 Underwriting Agreement dated June 9, 2009 among CMS Energy and Barclays Capital Inc., Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets Inc., UBS Securities LLC, Wedbush Morgan Securities Inc., Credit Suisse Securities (USA) LLC, Daiwa Securities America Inc., and The Huntington Investment Company, as underwriters.

4.1 Twenty-Second Supplemental Indenture dated as of June 15, 2009 between CMS Energy and The Bank of New York Mellon, as Trustee.

4.2 Form of 5.50% Convertible Senior Notes due 2029 (included in Exhibit 4.1).

4.3 Twenty-Third Supplemental Indenture dated as of June 15, 2009 between CMS Energy and The Bank of New York Mellon, as Trustee.

4.4 Form of 8.75% Senior Notes due 2019 (included in Exhibit 4.3).

5.1 Opinion of Shelley J. Ruckman, Esq., Assistant General Counsel of CMS Energy, dated June 15, 2009, regarding the legality of the 2029 Notes.

5.2 Opinion of Shelley J. Ruckman, Esq., Assistant General Counsel of CMS Energy, dated June 15, 2009, regarding the legality of the 2019 Notes.

23.1 Consent of Shelley J. Ruckman, Esq. (included in Exhibit 5.1).

23.2 Consent of Shelley J. Ruckman, Esq. (included in Exhibit 5.2).

99.1 Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-153353).

99.2 Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-153353).

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” each found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy Corporation’s (“CMS Energy”) Form 10-K for the Year Ended December 31, 2008 and as updated in CMS Energy’s Form 10-Q for the Quarter Ended March 31, 2009. CMS Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

June 15, 2009	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement dated June 9, 2009 among CMS Energy and Barclays Capital Inc., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Wachovia Capital Markets, LLC, as underwriters.

1.2	Underwriting Agreement dated June 9, 2009 among CMS Energy and Barclays Capital Inc., Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets Inc., UBS Securities LLC, Wedbush Morgan Securities Inc., Credit Suisse Securities (USA) LLC, Daiwa Securities America Inc., and The Huntington Investment Company, as underwriters.
4.1	Twenty-Second Supplemental Indenture dated as of June 15, 2009 between CMS Energy and The Bank of New York Mellon, as Trustee.
4.3	Twenty-Third Supplemental Indenture dated as of June 15, 2009 between CMS Energy and The Bank of New York Mellon, as Trustee.
5.1	Opinion of Shelley J. Ruckman, Esq., Assistant General Counsel of CMS Energy, dated June 15, 2009, regarding the legality of the 2029 Notes.
5.2	Opinion of Shelley J. Ruckman, Esq., Assistant General Counsel of CMS Energy, dated June 15, 2009, regarding the legality of the 2019 Notes.
99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-153353).
99.2	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-153353).